UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: March 4, 2021
(Date of earliest event reported)

SUN COMMUNITIES INC.
(Exact name of registrant as specified in its charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 200,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 4, 2021, Sun Communities, Inc. (the “Company”) entered into (a) a forward sale agreement (the “Initial Forward Sale Agreement”) with Citibank, N.A. and (b) an underwriting agreement (the “Underwriting Agreement”) with the Company’s operating partnership, Sun Communities Operating Limited Partnership, Citigroup Global Markets Inc., (in its capacity as agent for Citibank, N.A.), as the forward seller (the “Forward Seller”), Citibank, N.A., as the forward counterparty, and Citigroup Global Markets Inc. and BofA Securities, Inc. as the representatives of the several underwriters named in Schedule II thereto (collectively, the “Underwriters”), relating to the issuance and sale of an aggregate of 8,050,000 shares of the Company’s common stock (the “Common Stock”) at a public offering price of $140.00 per share, pursuant to the Underwriting Agreement, consisting of (i) 4,000,000 shares sold directly by the Company (the “Underwritten Shares”); (ii) 3,000,000 shares of Common Stock offered by the Forward Seller in connection with the Initial Forward Sale Agreement (the “Forward Shares”); and (iii) an option to purchase up to 1,050,000 additional shares of Common Stock (the “Forward Option Shares” together with the Underwritten Shares and the Forward Shares, the “Shares”), which option was exercised in full. In connection with the Underwriters’ exercise in full of such option, on March 8, 2021, the Company entered into another forward sale agreement (together with the Initial Forward Sale Agreement, the “Forward Sale Agreements”) with Citibank N.A. The offering of the Shares closed on March 9, 2021.

The offering and sale of the Shares has been registered under the Securities Act of 1933, as amended, pursuant to the Company's effective shelf registration statement on Form S-3 (Registration No. 333-224179).

The foregoing description of the Forward Sale Agreements and the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each such agreement, copies of which are attached hereto as Exhibits 1.1, 1.2 and 1.3, respectively, and the terms of which are incorporated herein by reference.

Item 8.01	Other Events.

On March 4, 2021, the Company issued a press release announcing the commencement of the offering of the Shares. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 4, 2021, the Company issued a press release announcing the pricing of the offering of the Shares. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On March 5, 2021, the Company issued a press release announcing first quarter 2021 dividends. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

1.1        Forward Sale Agreement dated March 4, 2021 between Sun Communities, Inc. and Citibank, N.A.

1.2        Forward Sale Agreement dated March 8, 2021 between Sun Communities, Inc. and Citibank, N.A.

1.3        Underwriting Agreement dated March 4, 2021, among Sun Communities, Inc., Sun Communities Operating Limited Partnership, Citigroup Global Markets Inc.(in its capacity as agent for Citibank, N.A.), as the forward seller, Citibank, N.A., as the forward counterparty, and Citigroup Global Markets Inc. and BofA Securities, Inc. as the representatives of the several underwriters named in Schedule II thereto

5.1        Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, a Professional Corporation

23.1        Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, a Professional Corporation (included in Exhibit 5.1)

99.1        Press Release dated March 4, 2021

99.2        Press Release dated March 4, 2021

99.3        Press Release dated March 5, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: March 9, 2021	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer